UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 11, 2007



                                AAA Energy, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                         333-119848                   Pending
----------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

3841 Amador Way, Reno, Nevada                                 89502
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (604) 618-2888
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02  Unregistered Sales of Equity Securities

We are proceeding with the sale of up to $1,000,000 in convertible debentures, which are convertible into units in the capital of the company at a conversion price of $0.40 each. Each unit shall consist of one share of common stock in the capital of the company and one two-year non-transferable share purchase warrant entitling the holder to acquire an additional share of common stock for for $0.60.

Regulation S Compliance

The units will be issued pursuant to Regulation S of the Securities Act of 1933. The certificates representing the common shares and warrants will bear a restrictive legend in accordance with Regulation S. In addition, we will comply with the following requirements of Regulation S:

1.    the offers or sales will be made in an offshore transaction;

2.    we will not make any directed selling efforts in the United States;

3. no offer or sale will be made to a U.S. person or for the account or benefit of a U.S. person;

4. the purchaser of the securities shall certify that they are not a U.S. person and are not acquiring the securities for the account or benefit of any U.S. person;

5. the purchaser of the securities must agree to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and must agree not to engage in hedging transactions with regard to such securities unless in compliance with the Act; and

6. we will be required to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S pursuant to registration under the Act, or pursuant to an available exemption from registration.

ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 10, 2007, we have appointed Bruno Fruscalzo of Burnaby, British Columbia as president, chief executive officer and a director of the company. Mr. Fruscalzo has acted as secretary, treasurer, principal accounting officer and a director of Gulf United Energy, Inc. from September 2003 to present. Gulf United Energy, Inc. is involved in a joint venture to design, construct, operate and maintain a natural gas pipeline and a liquefied natural gas storage and regasification facility in Mexico.

From August 1997 to present, Mr. Fruscalzo has also been employed as a quality assurance analyst with the British Columbia Liquor Distribution Branch where he has been responsible for designing, testing and implementing retail management software and networks, as well as providing procedural and technical support.

Mr. Fruscalzo replaces Dr. Earl Abbott, who remains as our director.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 11, 2007                  AAA Energy, Inc.


                                    By: /s/ Albert Au
                                        ----------------------------------------
                                        Albert Au, Director